                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 26, 1999              /S/ RICHARD L. ANTONINI
                                   Richard L. Antonini

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 16, 1999              /S/ JOHN D. BOYLES
                                   John D. Boyles

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 23, 1999              /S/ WILLIAM P. CRAWFORD
                                   William P. Crawford

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 16, 1999              /S/ RICHARD M. DEVOS, JR.
                                   Richard M. DeVos, Jr.

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 16, 1999              /S/ WILLIAM G. GONZALEZ
                                   William G. Gonzalez

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 16, 1999              /S/ JAMES P. HACKETT
                                   James P. Hackett

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 19, 1999              /S/ ERINA HANKA
                                   Erina Hanka

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 18, 1999              /S/ EARL D. HOLTON
                                   Earl D. Holton

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 18, 1999              /S/ MICHAEL J. JANDERNOA
                                   Michael J. Jandernoa

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 16, 1999              /S/ KEVIN T. KABAT
                                   Kevin T. Kabat

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 18, 1999              /S/ FRED P. KELLER
                                   Fred P. Keller

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 24, 1999               /S/ JOHN P. KELLER
                                   John P. Keller

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 16, 1999              /S/ HENDRIK G. MEIJER
                                   Hendrik G. Meijer

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 18, 1999              /S/ PERCY A. PIERRE
                                   Percy A. Pierre

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 19, 1999              /S/ MARILYN J. SCHLACK
                                   Marilyn J. Schlack

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 17, 1999              /S/ PETER F. SECCHIA
                                   Peter F. Secchia

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 17, 1999              /S/ DAVID J. WAGNER
                                   David J. Wagner

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 18, 1999              /S/ MARGARET SELLERS WALKER
                                   Margaret Sellers Walker

                         LIMITED POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between CFSB Bancorp, Inc. and Old Kent Financial Corporation dated as of February 24, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated: March 15, 1999              /S/ ROBERT H. WARRINGTON
                                   Robert H. Warrington